                                                                   Exhibit 10.56


                             AMENDMENT AND WAIVER


This AMENDMENT AND WAIVER, dated as of March 22, 2001 (this "Amendment and
                                                             -------------
Waiver"), is by and among AmeriKing, Inc. ("Holdings"), National Restaurant
------                                      --------
Enterprises, Inc. (the "Borrower"), Fleet National Bank (f/k/a BankBoston, N.A.)
                        --------
and certain lending institutions party thereto (collectively, the "Banks") and
                                                                   -----
Fleet National Bank (f/k/a BankBoston, N.A.), as agent for the Banks (the

"Agent").  Capitalized terms used herein unless otherwise defined herein shall
 -----
have the respective meanings set forth in the Credit Agreement referenced below.

     WHEREAS, Holdings, the Borrower, the Banks and the Agent are parties to that certain Acquisition Revolving Credit Agreement, dated as of December 24, 1998 (as amended and in effect from time to time, the "Credit Agreement"); and
                                                       ----------------

     WHEREAS, Holdings and the Borrower have requested that the Banks waive certain Events of Default under the Credit Agreement, and the Agent and the Banks have agreed, on the terms and subject to the conditions set forth herein, to waive such Events of Default, and Holdings, the Borrower, and the Banks have agreed in connection therewith, to make certain amendments to the Credit Agreement;

     NOW THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Holdings, the Borrower, the Banks and the Agent hereby agree as follows:

     (S)1.  Amendment of Credit Agreement.  The Credit Agreement is hereby
            ------------ ------ ---------
amended as follows:

     (a) The following definition is added to (S)1.1 and inserted in correct alphabetical order:

     "Amendment and Waiver.  The Amendment and Waiver to this Credit Agreement,
      --------- --- ------
dated as of March 22, 2001, by and among Holdings, the Borrowers, the Banks and the Agent."

     (b) The definition of "Interest Payment Date" in Section 1.1 of the Credit Agreement is hereby amended by deleting the text "quarter" from clause
(a) of such definition and replacing it with the text "month".

     (c) Section 2.1 of the Credit Agreement is hereby amended by inserting at the end of the first sentence thereof, the following new phrase "and during the period from March 22, 2001 through May 15, 2001 shall not exceed $44,218,000 in the aggregate."
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                                       2





     (d) The first sentence of Section 2.6 of the Credit Agreement is hereby amended in its entirety to read as follows:

     "The Borrower shall give to the Agent written notice in the form of Exhibit
                                                                         -------
     B hereto (or telephonic notice confirmed in a writing in the form of
     -
     Exhibit B hereto) of each Revolving Credit Loan requested hereunder (a
     ------- -
     "Loan Request") no later than 1:00 p.m. (Boston time) (a) one (1) Business Day prior to the proposed Drawdown Date of any Base Rate Loan and (b) three
     (3) Eurodollar Business Days prior to the proposed Drawdown Date of any Eurodollar Rate Loan, provided, however, the Borrower shall not request any
                           --------  -------
     Eurodollar Rate Loans with an Interest Period of more than one month until the date which is the earlier to occur of (i) sixty (60) Business Days following the Closing Date and (ii) the date on which the Revolving Credit Loans hereunder have been syndicated to the satisfaction of the Agent and the Borrower shall not request, and the Banks shall not be obligated to provide, any Eurodollar Rate Loans from and after March 22, 2001.


     (e) Section 2.7.1 of the Credit Agreement is hereby amended by inserting the following new clause (g) in the first sentence thereof: "and (g) no Revolving Credit Loan may be converted to a Eurodollar Rate Loan at any time from and after March 22, 2001."

     (f) Section 2.7.2 of the Credit Agreement is hereby amended by inserting the following phrase at the end of the first sentence thereof "and provided
                                                                   --------
further, that no Eurodollar Rate Loan may be continued as such at any time from and after March 22, 2001."

     (g) Section 8 of the Credit Agreement is hereby amended by inserting the following phrase at the end of the last sentence thereof: "provided, however
                                                           --------
after the Effective Date of the Amendment and Waiver (as defined therein), the Borrower will use the proceeds of the Revolving Credit Loans solely for general corporate and working capital purposes."

     (S)2. Limited Waiver.  Holdings and the Borrower have informed the Agent
           ------- ------
and the Banks that Holdings and the Borrower have failed to comply with the financial covenants set forth in (S)10 of the Credit Agreement for the fiscal quarter ended December 25, 2000 (each a "Specified Default", and collectively
                                         --------- -------
the "Specified Defaults"), and have requested that the Agent and the Banks waive
     --------- --------
such non-compliance. Upon the Effective Date (as defined below), the Agent and the Banks hereby waive each of the Specified Defaults solely for the fiscal quarter ended December 25, 2000. Nothing contained in this (S)2 shall be construed to imply a willingness on the part of the Agent or the Banks to grant any similar or other future waivers of any Default or Event of Default (other than the Specified Defaults) or of any of the terms and conditions of the Credit Agreement or the other Loan Documents.
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                                       3

     (S)3.  Representations and Warranties.  Each of Holdings and the Borrower
            --------------- --- ----------
represents and warrants to the Banks and the Agent that (a) after giving effect to the waivers contained herein, (i) Holdings and the Borrower have complied with the provisions of the Credit Agreement, (ii) no Default or Event of Default has occurred and is continuing, and (iii) the representations and warranties of Holdings and the Borrower contained in the Credit Agreement were true and correct in all material respects when made, and except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse and to the extent such representations and warranties relate expressly to an earlier date, such representations and warranties also are correct at and as of the date hereof.

     (b)    Authority, Etc. The execution and delivery by each of Holdings and
            ---------  ---
the Borrower of this Amendment and Waiver and the performance by each of Holdings and the Borrower of all of its agreements and obligations under this Amendment and Waiver, the Credit Agreement and the other Loan Documents (i) are within the corporate authority of such Person, (ii) have been duly authorized by all necessary corporate proceedings, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which Holdings or the Borrower is subject or any judgment, order, writ, injunction, license or permit applicable to Holdings or the Borrower, and (iv) do not conflict with any provision of the corporate charter or by-laws of, or any agreement or other instrument binding upon, Holdings or the Borrower.

     (c)    Enforceability of Obligations. This Amendment and Waiver, the Credit
            -------------- -- -----------
Agreement as amended hereby and the other Loan Documents constitute the legal, valid and binding obligations of Holdings and the Borrower, enforceable against Holdings and the Borrower in accordance with their respective terms.

     (S)4.  Affirmation.  Each of Holdings and the Borrower hereby affirms its
            -----------
absolute and unconditional promise to pay to each Bank and the Agent the Revolving Credit Loans, the Reimbursement Obligations and all other amounts due under the Revolving Credit Notes, the Letters of Credit, the Credit Agreement as amended hereby, and the other Loan Documents, at the times and in the amounts provided for therein. Each of Holdings and the Borrower confirms and agrees that the obligations of Holdings and the Borrower to the Banks and the Agent under the Credit Agreement as amended hereby are secured by and entitled to the benefits of the Security Documents.

     (S)5.  Conditions to Effectiveness. This Amendment and Waiver shall become
            ---------- -- -------------
effective as of March 22, 2001 (the "Effective Date"), subject to satisfaction
                                     --------- ----
of each of the following conditions precedent:

     (a) receipt by the Agent of a counterpart signature to this Amendment and Waiver, duly executed and delivered by each of Holdings, the Borrower, the Majority Banks and the Agent; and
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                                       4



     (b)    receipt by the Agent for the pro rata account of each of the Banks
                                         --- ----
executing this Amendment and Waiver by 5:00 p.m. on March 22, 2001, a non-refundable waiver fee in the amount of one-tenth of one-percent (0.10%) of the aggregate outstanding amount of the Loans as of the Effective Date.

     (S)6.  Additional Covenants.  (a) The Borrower hereby covenants and agrees
            ---------- ---------
that within forty-five (45) days of the Effective Date, the Borrower will take all necessary action to provide the Agent, for the benefit of the Banks and the Agent, with: (i) a fully executed mortgage or deed of trust over any real estate owned by the Borrower or any of its Restricted Subsidiaries and (ii) a fully executed leasehold mortgage or leasehold deed of trust over any real estate ground leased by the Borrower or any of its Restricted Subsidiaries, as to which the Agent has requested the Borrower to grant such mortgages, deeds of trust, leasehold mortgages or leasehold deeds of trust (collectively, the "Real Estate
                                                                    ---- ------
Documents"), each in form and substance satisfactory to the Agent, to the extent
---------
that such real property which does not currently secure the Obligations of Holdings and the Borrower. The Borrower further agrees that in connection with delivering the Real Estate Documents to the Agent, the Borrower shall also deliver to the Agent such title insurance policies, Surveys, Surveyor Certificates, environmental reports, evidences of insurance with the Agent named as loss payee and additional insured, legal opinions and other documents and certificates with respect to such real estate as may be reasonably requested by the Agent. In addition, the Borrower agrees that, following the taking of such actions with respect to such real estate, the Agent shall have for the benefit of the Banks and the Agent a valid and enforceable first priority mortgage or deed of trust over such real estate, free and clear of all defects and encumbrances except for Permitted Liens.

     (b) The Borrower hereby covenants and agrees to provide the Agent, no later than March 30, 2001, with updated Perfection Certificates for the Borrower and each Restricted Subsidiary, and to take all actions that are necessary and advisable to perfect and protect the Agent's security interest in the Borrower's and Restricted Subsidiaries' assets, including, without limitation, execution and delivery of any additional UCC filings, other collateral filings, delivery of documents and instruments and other actions reasonably requested by the Agent.

     (S)7.  No Present Claims.  Each of Holdings and the Borrower acknowledges
            -- ------- ------
and agrees that (i) it has no claim or cause of action against the Agent or the Banks (or any of the Agent or the Banks' directors, officers, employees or agents), (ii) it has no offset right, counterclaim or defense of any kind against any of its obligations, indebtedness or liabilities to the Agent or the Banks, and (iii) the Agent and the Banks have heretofore properly performed and satisfied in a timely manner all of their obligations to Holdings and the Borrower. The Agent and the Banks wish (and each of Holdings and the Borrower hereby agrees) to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters would impair or otherwise adversely affect any of the Agent's or Banks' rights, interests, contracts, collateral security or remedies. Therefore, each of Holdings and the Borrower hereby unconditionally releases, waives and forever discharges (A) any and all liabilities, obligations, duties, promises or indebtedness of any kind of the Agent and the Banks to Holdings and the Borrower, except the obligations to be performed by the Agent or the Banks for Holdings and the Borrower as expressly stated in this Amendment and Waiver, the Credit Agreement and the other Loan Documents, and (B) all claims, offsets, causes of action, suits or defenses of any kind whatsoever (if any), whether known or unknown, which Holdings and/or the Borrower might otherwise have against the Agent or the Banks or any of their directors, officers, employees or agents, in either case (A) or (B), on account of any condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind whatsoever which existed, arose or occurred at any time prior to the date hereof or which could thereafter arise as the result of the execution of (or the satisfaction of any condition precedent or subsequent to) this Amendment and Waiver, the Credit Agreement or any of the other Loan Documents.

     (S)8.  Miscellaneous.  (a) Except as otherwise expressly provided by this
            -------------
Amendment and Waiver, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement and the other Loan Documents, as amended hereby, shall continue in full force and effect, and that this Amendment and Waiver and the Credit Agreement or, as the case may be, such other Loan Document shall be read and construed as one instrument.

     (b) THIS AMENDMENT AND WAIVER IS INTENDED TO TAKE EFFECT AS AN AGREEMENT UNDER SEAL AND SHALL BE CONSTRUED ACCORDING TO AND GOVERNED BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

     (c) This Amendment and Waiver may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Amendment and Waiver it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

     (d) Headings or captions used in this Amendment and Waiver are for convenience of reference only and shall not define or limit the provisions hereof.

     (e) Holdings and the Borrower hereby agree to pay to the Agent, on demand by the Agent, all reasonable out-of-pocket costs and expenses incurred or sustained by the Agent in connection with the preparation of this Amendment and Waiver (including reasonable legal fees).

     (f) This Amendment and Waiver shall constitute one of the Loan Documents referred to in the Credit Agreement.
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                                       6


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                                       7

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment and Waiver as an agreement under seal as of the date first written above.

                              NATIONAL RESTAURANT ENTERPRISES, INC.


                              By: ________________________________________
                                   Name:
                                   Title:


                              AMERIKING, INC.


                              By: ________________________________________
                                   Name:
                                   Title:


                              FLEET NATIONAL BANK (F/K/A BANKBOSTON, N.A.), individually and as Agent


                              By: ________________________________________
                                   Name:
                                   Title:


                              PARIBAS


                              By: ________________________________________
                                   Name:
                                   Title:


                              CREDIT AGRICOLE INDOSUEZ


                              By: ________________________________________
                                   Name:
                                   Title:
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                                       8


                              DEUTSCHE FINANCIAL SERVICES CORPORATION


                              By: ________________________________________
                                   Name:
                                   Title:


                              HELLER FINANCIAL, INC.


                              By: ________________________________________
                                   Name:
                                   Title:


                              LASALLE NATIONAL BANK


                              By: ________________________________________
                                   Name:
                                   Title:


                              SANWA BUSINESS CREDIT CORPORATION


                              By: ________________________________________
                                   Name:
                                   Title:

                              BANK OF AMERICA


                              By: ________________________________________
                                   Name:
                                   Title:


                              SUNTRUST BANK


                              By: ________________________________________
                                   Name:
                                   Title: